Exhibit 10.42
ASSIGNMENT OF GROUND LEASE AND PURCHASE OPTION AGREEMENT
          This Assignment of Ground Lease Agreement and Purchase Option Agreement is entered as of this 28th day of July, 2008, by Campus Crest Development, LLC, a North Carolina limited liability company (the “Assignor”), and Campus Crest at Moscow, LLC, a Delaware limited liability company (the “Assignee”).
Recitals
          A. The Assignor and Indian Hills Trading Company, LLC, an Idaho limited liability company (the “Landlord”), entered into that certain Ground Lease Agreement dated March 20, 2008 (the “Lease”), whereby the Assignor agreed to lease from the Landlord that certain parcel of real property as more particularly described therein.
          B. The Assignor and the Landlord entered into that certain Purchase Option Agreement dated March 20, 2008 (the “Purchase Option Agreement”, and together with the Lease, the “Agreements”), whereby the Landlord granted the Assignor the option to purchase from the Landlord that certain parcel of real property as more particularly described therein.
          C. The Assignor desires to assign its interest in the Agreements to the Assignee, and the Assignee desires to assume the responsibilities of the Assignor under the Agreements.
Agreement
          NOW, THEREFORE, in consideration of the Recitals, the Assignor does hereby sell, assign and convey unto the Assignee all of its right, title and interest in and to the Agreements.
          By the acceptance of this Assignment, the Assignee accepts and assumes all obligations of the Assignor under the terms of the Agreements and agrees that Assignee will indemnify, defend and hold Assignor harmless against any and all claims that may be asserted against Assignor or arise in connection with the Agreements.
[Signature Page Follows]

          IN WITNESS WHEREOF, the Assignor and Assignee have caused this Assignment to be executed by their respective duly authorized representatives as of the date first set forth above.

ASSIGNOR: CAMPUS CREST DEVELOPMENT, LLC
By:	/s/ F. Brian Schneiderman
	Name:	F. Brian Schneiderman
	Title:	General Counsel

ASSIGNEE: CAMPUS CREST AT MOSCOW, LLC
By:	Campus Crest Properties, LLC
Its:	Manager

By:	/s/ F. Brian Schneiderman
	Name:	F. Brian Schneiderman
	Title:	Manager

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